UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2026
PAR Technology Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-09720	16-1434688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (315) 738-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	PAR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                             Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On May 29, 2026, PAR Technology Corporation (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved the Second Amended and Restated PAR Technology Corporation 2015 Equity Incentive Plan (the “Amended 2015 Equity Incentive Plan”) to, among other things, increase the number of shares of common stock available to be issued thereunder by 2,000,000 shares. The Amended 2015 Equity Incentive Plan had been previously approved, subject to shareholder approval, by the Company’s Board of Directors.

The foregoing description of the Amended 2015 Equity Incentive Plan does not purport to be complete and is qualified in its entirety by reference to (i) the description of the Amended 2015 Equity Incentive Plan set forth under the heading “Proposal 2. Approval of the Amended 2015 Equity Incentive Plan” of the of the Company’s definitive proxy statement as filed with the U.S. Securities and Exchange Commission on April 16, 2026 (the “2026 Proxy Statement”); and (ii) the full text of the Amended 2015 Equity Incentive Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of the Company was held on Friday, May 29, 2026. The voting results on the four (4) proposals considered and voted on at the Annual Meeting, all of which were described in the 2026 Proxy Statement, were as follows:

Proposal 1 - Election of Directors.

The seven (7) director nominees for election to the Company’s Board of Directors (the "Board") were elected to serve until the 2027 annual meeting of shareholders. The voting results were as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Linda M. Crawford	28,675,946	309,604	4,320,107
Keith E. Pascal	28,880,300	105,250	4,320,107
Douglas G. Rauch	24,847,545	4,138,005	4,320,107
Cynthia A. Russo	28,311,835	673,715	4,320,107
Narinder Singh	28,674,393	311,157	4,320,107
Savneet Singh	28,825,312	160,238	4,320,107
James C. Stoffel	26,560,752	2,424,798	4,320,107

Proposal 2 - Approval of the Second Amended and Restated PAR Technology Corporation 2015 Equity Incentive Plan.

The proposal was approved. The voting results were as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
25,727,885	3,225,630	32,035	4,320,107

Proposal 3 - Non-binding advisory vote to approve the compensation of the Company’s named executive officers (“Say-on-Pay Vote”).

The proposal was approved. The voting results were as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
25,424,879	3,525,482	35,189	4,320,107

Proposal 4 - Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2026.

The proposal was approved and the appointment was ratified. The voting results were as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
33,262,602	26,617	16,438	—

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No.	Exhibit Description
10.1	Second Amended and Restated PAR Technology Corporation 2015 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAR TECHNOLOGY CORPORATION
(Registrant)

Date:	June 3, 2026	/s/ Bryan A. Menar
Bryan A. Menar
Chief Financial Officer
(Principal Financial Officer)